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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 7, 2001



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)




     New York                          1-13515                   25-0484900
   (State or other juris-            (Commission               (IRS Employer
diction of incorporation)            file number)            Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATON AND EXHIBITS.
---------------------------------------------------------------------------

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c)  Exhibits.

                 Exhibit   Description
                 -------   -----------

                  (99.1) Forest Oil Corporation press release dated November 7, 2001, entitled "Forest Oil Announces Third Quarter and Nine Month 2001 Earnings"

                  (99.2) Forest Oil Corporation press release dated November 7, 2001, entitled "Forest Oil Announces Operational Results for the First Ninc Months of 2001"

ITEM 9. REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The registrant issued a press release dated November 7, 2001 announcing its earnings for the three and nine months ended September 30, 2001, and updating 2001 forecast information, which is attached hereto as Exhibit 99.1.

         The registrant issued a press release dated November 7, 2001 announcing its operational results for the nine months ended September 30, 2001, which is attached hereto as Exhibit 99.2.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FOREST OIL CORPORATION
                                                   (Registrant)



Dated:  November 8, 2001                      By   /s/ Joan C. Sonnen
                                                --------------------------------
                                                  Joan C. Sonnen
                                                  Vice President - Controller
                                                  and Chief Accounting Officer

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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

EXHIBIT       DESCRIPTION
-------       -----------
99.1          Forest Oil Corporation press release dated November 7, 2001, entitled "Forest Oil Announces Third Quarter and Nine Month
              2001 Earnings"

99.2 Forest Oil Corporation press release dated November 7, 2001, entitled "Forest Oil Announces Operational Results for the First Nine Months of 2001"